                                                                Exhibit 4 (a)
                                                                CONFORMED COPY






     ===========================================================================





                              J. C. PENNEY COMPANY, INC.
                           J. C. PENNEY FUNDING CORPORATION


                  ___________________________________________________


               AMENDED AND RESTATED 364-DAY REVOLVING CREDIT AGREEMENT

                             dated as of October 1, 1999

                  ___________________________________________________



                              THE CHASE MANHATTAN BANK,
                               as Administrative Agent,

                             SALOMON SMITH BARNEY INC.,
                                as Syndication Agent,

                BANK OF AMERICA, N.A. and CREDIT SUISSE FIRST BOSTON,
                              as Co-Documentation Agents

                  ___________________________________________________



                 CHASE SECURITIES INC. and SALOMON SMITH BARNEY INC.,
                   as Joint Lead Arrangers and Joint Book Managers




     ==========================================================================

                         AMENDED AND RESTATED 364-DAY REVOLVING CREDIT AGREEMENT
                    (this "Amendment and Restatement") dated as of October 1, 1999, among J. C. PENNEY COMPANY, INC. and J. C. PENNEY FUNDING CORPORATION (the "Borrowers"), the LENDERS listed on the signature pages hereof (the "Lenders"), THE CHASE MANHATTAN BANK, as Administrative Agent (the "Agent"), SALOMON SMITH BARNEY INC., as Syndication Agent (the "Syndication Agent"), and BANK OF AMERICA, N.A. and CREDIT SUISSE FIRST BOSTON, as Co-Documentation Agents (the "Co-Documentation Agents").

                                W I T N E S S E T H :

               WHEREAS, certain of the parties hereto have heretofore entered into a 364-Day Revolving Credit Agreement dated as of December 16, 1993, as amended and restated as of December 7, 1994, as amended as of December 6, 1995, as amended and restated as of December 3, 1996, as amended and restated as of November 21, 1997, and as amended and restated as of November 20, 1998 (the "Agreement");

               WHEREAS, at the date hereof, there are no Loans outstanding under the Agreement; and

               WHEREAS, the parties hereto desire to amend such Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

               NOW, THEREFORE, the parties hereto agree as follows:

               SECTION 1.  Definitions; References.  Unless otherwise
                           ________________________
     specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby.

               SECTION 2.  Extension of Maturity Date.  (a)  Section 1.01 of the
                           __________________________
     Agreement is hereby amended by deleting the definition of the defined term "Maturity Date" in its entirety and substituting in lieu thereof the following:

               "Maturity Date" shall mean the first anniversary of the
                _____________
          Termination Date.

               (b) Section 1.01 of the Agreement is hereby amended by adding the following defined term in proper alphabetical order:

               "Termination Date" shall mean September 29, 2000.
                ________________

               (c) The first sentence of the first paragraph, the definition of the defined term "Commitment" and Sections 2.01 and 2.11(a) of the Agreement are hereby amended by deleting the defined term "Maturity Date" in each place it appears and substituting in lieu thereof the defined term "Termination Date".

               (d) Section 2.06(a) of the Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

               (a) The Borrowers agree, jointly and severally, to pay to the Agent for the account of the Lenders ratably in proportion to their Commitments on each March 31, June 30, September 30 and December 31 and on the date on which the Commitments of the Lenders shall be terminated as provided herein, a facility fee (a "Facility Fee") at a rate per annum equal to the Facility Fee Percentage on the Total Commitment, whether used or unused; provided that, if any such Lender
                                              ________
          continues to have any Loans outstanding after its Commitment terminates, then such Facility Fee shall continue to accrue on the daily amount of such Lender's Loans from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Loans outstanding. All Facility Fees shall be computed in arrears on the basis of the actual number of days elapsed in a year of 360 days. The Facility Fee due to each Lender shall commence to accrue on the Closing Date (or, if later, the date on which such Lender became a Lender) and shall cease to accrue on the later of (A) the termination of the Commitment of such Lender as provided herein or (B) if such Lender continues to have any Loans outstanding after its Commitment terminates, the date on which such Lender ceases to have any Loans outstanding.

               (e) Section 2.07 of the Agreement is hereby amended by deleting the defined term "Commitment Termination Date" and substituting in lieu thereof the defined term "Maturity Date".

               (f) Section 2.11(d) of the Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

               (d)  [INTENTIONALLY OMITTED].

               SECTION 3.  Financial Statements.  (a)  Sections 3.05 and 3.06 of
                           ____________________
     the Agreement are hereby amended by deleting each reference to the date "January 31, 1998" and substituting in lieu thereof the date "January 30, 1999".

               (b) Section 3.05 of the Agreement is hereby amended by deleting the date "August 1, 1998" and substituting in lieu thereof the date
     "July 31, 1999".

               SECTION 4.  Changes in the Available Commitment.  (a)
                           ___________________________________
     Section 1.01 of the Agreement is hereby amended by deleting the definitions of each of the defined terms "Available Commitment" and "Seasonal Availability Period" in their entirety.

               (b) The term "Available Commitment" is hereby deleted in each place in which it appears in the Agreement and the term "Total Commitment" is hereby substituted in lieu thereof.

               (c) Section 2.21 of the Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

               SECTION 2.21.  [INTENTIONALLY OMITTED].

               SECTION 5.  Year 2000 Issues.  Article III of the Agreement is
                           ________________
     amended by adding at the end thereof a new Section 3.18 to read as follows:

               SECTION 3.18.  Year 2000 Issues.  The Borrowers have established
                              ________________
          a program to address the inability of certain computer programs and infrastructure systems to process dates in and following the year 2000. As of the date hereof, all modifications and upgrades of each Borrower's critical systems (including a contingency plan) are reasonably expected to be completed by October 31, 1999. As of the date hereof, the cost to the Borrowers of such modifications and upgrades, as the case may be, and testing to the Borrowers will not result in a Default or, in the good faith belief of the Borrowers, have a reasonable possibility of affecting materially and adversely the Borrowers' abilities to perform their obligations under this Agreement.

               SECTION 6.  The Agent and its Counsel.  (a)  Article VIII of the
                           __________________________
     Agreement is hereby amended by deleting the defined term "Managing Agent" in each place it appears in the fourth paragraph thereof and substituting in lieu thereof the defined term "Co-Documentation Agent".

               (b) The last sentence of Article VIII of the Agreement is hereby amended by deleting such sentence in its entirety and substituting in lieu thereof the following:

               No Syndication Agent or Co-Documentation Agent shall have any duties or responsibilities hereunder in its capacity as such.

               (c) Section 9.01(c) of the Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

               (c) if to the Agent, to it at The Chase Manhattan Bank, 270 Park Avenue, New York, NY 10017, Attention of Barry Bergman,
          Telephone:  (212) 270-0203, Telecopy:  (212) 270-5646.

               (d) Section 9.05(a) of the Agreement is hereby amended by deleting the firm "Davis Polk & Wardwell" and substituting in lieu thereof the firm "Cravath, Swaine & Moore".

               (e) Section 9.05(b) of the Agreement is hereby amended by deleting the name "J.P. Morgan Securities Inc.," in its entirety.

               SECTION 7.  Confirmation of Guaranty.  J. C. Penney Company, Inc.
                           _________________________
     confirms that its subordinated Guaranty of the obligations of J. C. Penney Funding Corporation dated as of December 3, 1996, shall apply to the obligations of J. C. Penney Funding Corporation under the Agreement as amended and restated hereby.

               SECTION 8.  Changes in Commitments.  With effect from and
                           _______________________
     including the date this Amendment and Restatement becomes effective in accordance with Section 11,

               (a) each Person listed on the signature pages hereof which is not a party to the Agreement shall become a Lender party to the Agreement;

               (b) the Commitment of each Lender shall be the amount set forth opposite the name of such Lender on the Commitment Schedule annexed hereto as Schedule I; and

               (c) Schedule 2.01 to the Agreement shall be amended to read as set forth in Part I of said Commitment Schedule. Any Lender whose Commitment is changed to zero shall upon such effectiveness cease to be a Lender party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Lender shall be due and payable on such date; provided that, subject to
                                                 ________
          Section 2.20, the provisions of Sections 2.13, 2.15, 2.19 and 9.05 of the Agreement shall continue to inure to the benefit of each such Lender.

                                                                               5
               SECTION 9.  Pricing Schedule.  Exhibit D to the Agreement is
                           _________________
     amended by deleting the last paragraph thereof in its entirety and substituting in lieu thereof the following:

               In the case of split ratings from S&P and Moody's at any time when the Total Commitment is greater than $1,125,000,000 or the Total Commitment (as defined in the Tranche A Credit Agreement) is greater than $1,125,000,000, the rating to be used to determine Categories is the lower of the two (e.g., A+/A2 results in Category II); provided that in the event the split is more than one full ratings "notch", the average rating (or the lower of the two intermediate ratings) shall be used (e.g. A+/A3 results in Category II and A+/Baa1 results in Category III). In the case of split ratings from S&P and Moody's at any time when the Total Commitment is equal to or less than $1,125,000,000 and the Total Commitment (as defined in the Tranche A Credit Agreement) is equal to or less than $1,125,000,000, the rating to be used to determine Categories is the higher of the two (e.g., A+/A2 results in Category I); provided that in the event the split is more than one full ratings "notch", the average rating (or the higher of the two intermediate ratings) shall be used (e.g. A+/A3 results in Category II, as does A+/Baa1). Notwithstanding the foregoing, if at any date the Index Debt is rated BB+ or lower by S&P or Ba1 or lower by Moody's, the Facility Fee Percentage and the Euro-Dollar Margin shall be determined by reference to Category VI.

               SECTION 10.  Governing Law.  This Amendment and Restatement shall
                            ______________
     be governed by and construed in accordance with the laws of the State of New York.

               SECTION 11.  Counterparts; Conditions to Effectiveness.  This
                            __________________________________________
     Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof when the Agent shall have received:

               (a) duly executed counterparts hereof signed by the Borrowers and all of the Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

               (b) an opinion of Charles R. Lotter, General Counsel for the Borrowers, dated the date hereof and addressed to the Lenders, to the effect set forth in Exhibit A hereto, and the Borrowers hereby instruct such counsel to deliver such opinion to the Agent;

               (c) a certificate from a Responsible Officer of each Borrower, dated the date hereof, and certifying that the representations and warranties set forth in Article III of the Agreement shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;

               (d) a certificate from a Responsible Officer of each Borrower, dated the date hereof, and certifying that on such date, no Event of Default or Default shall have occurred and be continuing;

               (e) for its own account all fees due and payable to it and in such amounts as have been previously agreed upon in writing between the Borrowers and the Agent in connection with this Amendment and Restatement and all expenses of the Agent (including legal fees and expenses) which have been submitted by the Agent to the Borrowers for payment; and

               (f) (i) a certificate of the Secretary or Assistant Secretary of each Borrower, dated the date hereof and certifying (A) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Borrower authorizing the execution, delivery and performance of the Agreement as hereby amended and restated and the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (B) as to the incumbency and specimen signature of each officer executing this Amendment and Restatement or any other document delivered in connection herewith on behalf of such Borrower and (ii) a certificate of another officer of each Borrower as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (i) above.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed as of the date first above written.


                                 J. C. PENNEY COMPANY, INC.,

                                   by
                                     /s/ Michael P. Dastugue
                                   ___________________________________________
                                     Name:     Michael P. Dastugue
                                     Title:    Assistant Treasurer


                                 J. C. PENNEY FUNDING CORPORATION,

                                   by
                                     /s/ Frank N. Napoli
                                   ___________________________________________
                                     Name:     Frank N. Napoli
                                     Title:    Vice President and Treasurer


                                 THE CHASE MANHATTAN BANK, as Lender and as
                                 Agent,

                                   by
                                     /s/ Barry Bergman
                                 ___________________________________________
                                     Name:     Barry Bergman
                                     Title:    Vice President


                                 SALOMON SMITH BARNEY INC., as Syndication
                                 Agent,

                                   by
                                     /s/ Laura A. Siracuse
                                   ___________________________________________
                                     Name:     Laura A. Siracuse
                                     Title:    Attorney-in-Fact

                                 BANK OF AMERICA, N.A., as Lender and as Co-
                                 Documentation Agent,

                                   by
                                     /s/ Kim Whitney
                                   ___________________________________________
                                     Name:     Kim Whitney
                                     Title:    Principal


                                 CREDIT SUISSE FIRST BOSTON, as Lender and Co-Documentation Agent,

                                   by
                                   /s/ Douglas Maher
                                 _______________________________________________
                                   Name:     Douglas Maher
                                   Title:    Vice President


                                   by
                                   /s/ James Moran
                                 _______________________________________________
                                   Name:     James Moran
                                   Title:     Director


                                 BANK BOSTON,

                                   by
                                   /s/ Stephen J. Garvin
                                 _______________________________________________
                                   Name:     Stephen J. Garvin
                                   Title:    Director


                                 BANK OF HAWAII,

                                   by
                                   /s/ Brenda K. Testerman
                                 _______________________________________________
                                   Name:     Brenda K. Testerman
                                   Title:    Vice President


                                 THE BANK OF NEW YORK,
                                   by
                                   /s/ Charlotte Sohn
                                 _______________________________________________
                                   Name:     Charlotte Sohn
                                   Title:    Vice President


                                 BANK ONE, NA (Formerly known as The First
                                 National Bank of Chicago),

                                   by
                                   /s/ Catherine A. Muszynski
                                 _______________________________________________
                                   Name:     Catherine A. Muszynski
                                   Title:    Vice President


                                 THE BANK OF TOKYO-MITSUBISHI, LTD.,

                                   by
                                   /s/ John M. Mearns
                                 _______________________________________________
                                   Name:     John M. Mearns
                                   Title:    Vice President and Manager


                                 BANKERS TRUST COMPANY,

                                   by
                                   /s/ Mary Kay Coyle
                                 _______________________________________________
                                   Name:     Mary Kay Coyle
                                   Title:    Managing Director


                                 BARCLAYS BANK PLC,

                                   by
                                   /s/ Marlene Wechselblaet
                                 _______________________________________________
                                   Name:     Marlene Wechselblaet
                                   Title:    Vice President


                                 CITIBANK, N.A.,

                                   by

                                   /s/ Laura A. Siracuse
                                 _______________________________________________
                                   Name:     Laura A. Siracuse
                                   Title:    Attorney-in-Fact


                                 FIRST AMERICAN NATIONAL BANK,

                                   by
                                   /s/ Seth Butler
                                 _______________________________________________
                                   Name:     Seth Butler
                                   Title:    Corporate Bank Officer


                                 FIRST SECURITY BANK, N.A.,

                                   by
                                   /s/ Judy Callister
                                 _______________________________________________
                                   Name:     Judy Callister
                                   Title:    Vice President


                                 FIRSTAR BANK MILWAUKEE, N.A.,

                                   by
                                   /s/ John Franceschi
                                 _______________________________________________
                                   Name:     John Franceschi
                                   Title:    Commercial Loan Officer


                                 FLEET NATIONAL BANK,

                                   by
                                   /s/ Thomas J. Bullard
                                 _______________________________________________
                                   Name:     Thomas J. Bullard
                                   Title:    Vice President


                                 FIRST UNION NATIONAL BANK,

                                   by
                                   /s/ Richard A. Clarke
                                 _______________________________________________
                                   Name:     Richard A Clarke

                                   Title:    Senior Vice President


                                 HIBERNIA NATIONAL BANK,

                                   by
                                   /s/ Angela Bentley
                                 _______________________________________________
                                   Name:     Angela Bentley
                                   Title:    Portfolio Manager


                                 HSBC BANK USA,

                                   by
                                   /s/ Robert Corder
                                 _______________________________________________
                                   Name:     Robert Corder, #9428
                                   Title:    Relationship Manager


                                 KEYBANK NATIONAL ASSOCIATION,

                                   by
                                   /s/ Frank J. Jancar
                                 _______________________________________________
                                   Name:     Frank J. Jancar
                                   Title:    Vice President


                                 MELLON BANK, N.A.,

                                   by
                                   /s/ Richard J. Scharch
                                 _______________________________________________
                                   Name:     Richard J. Scharch
                                   Title:    Vice President


                                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                                   by
                                   /s/ Dennis Wilczek
                                 _______________________________________________
                                   Name:     Dennis Wilczek
                                   Title:    Associate

                                 NATIONAL CITY BANK,

                                   by
                                   /s/ Jeffrey L. Hawthorne
                                 _______________________________________________
                                   Name:     Jeffrey L. Hawthorne
                                   Title:    Senior Vice President


                                 THE NORTHERN TRUST COMPANY,

                                   by
                                   /s/ Jaron Grimm
                                 _______________________________________________
                                   Name:     Jaron Grimm
                                   Title:    Vice President


                                 PNC BANK, NATIONAL ASSOCIATION,

                                   by
                                   /s/ Philip K. Liebscher
                                 _______________________________________________
                                   Name:     Philip K. Liebscher
                                   Title:    Vice President


                                 ROYAL BANK OF CANADA,

                                   by
                                   /s/ Lynne M. Litterini
                                 _______________________________________________
                                   Name:     Lynne M. Litterini
                                   Title:    Manager


                                 STATE STREET BANK AND TRUST COMPANY,

                                   by
                                   /s/ Jacqueline Kuss
                                 _______________________________________________
                                   Name:     Jacqueline Kuss
                                   Title:    Vice President

                                 SUNTRUST BANK, ATLANTA,

                                   by
                                   /s/ Todd C. Danis
                                 _______________________________________________
                                   Name:     Todd C. Danis
                                   Title:    Vice President


                                 UMB BANK, N.A.,

                                   by
                                   /s/ David A. Proffitt
                                 _______________________________________________
                                   Name:     David A. Proffitt
                                   Title:    Senior Vice President


                                 U.S. BANK NATIONAL ASSOCIATION,

                                   by
                                   /s/ David A. Draxler
                                 _______________________________________________
                                   Name:     David A. Draxler
                                   Title:    Vice President


                                 WACHOVIA BANK, N.A.,

                                   by
                                   /s/ Paige Mesaros
                                 _______________________________________________
                                   Name:     Paige Mesaros
                                   Title:    Vice President


                                 WELLS FARGO BANK, N.A.,

                                   by
                                   /s/ Timothy A. McDevitt
                                 _______________________________________________
                                   Name:     Timothy A. McDevitt
                                   Title:    Vice President

                                                                      SCHEDULE I


                                 COMMITMENT SCHEDULE

                                I.  Continuing Lenders

     NAME OF LENDER AND APPLICABLE LENDING OFFICE                     COMMITMENT
     ____________________________________________                     __________
     The Chase Manhattan Bank                                       $100,000,000
     Citibank, N.A.                                                 $100,000,000
     Bank of America, N.A.                                           $95,000,000
     Credit Suisse First Boston                                      $95,000,000
     Bank One, N.A.                                                  $70,000,000
     First Union National Bank                                       $70,000,000
     Morgan Guaranty Trust Company                                   $70,000,000
     Wells Fargo Bank, N.A.                                          $70,000,000
     Bankers Trust Company                                           $60,000,000
     HSBC Bank USA                                                   $60,000,000
     Mellon Bank, N.A.                                               $60,000,000
     PNC Bank National Association                                   $60,000,000
     Wachovia Bank, N.A.                                             $60,000,000
     The Bank of Tokyo-Mitsubishi, Ltd.                              $50,000,000
     The Bank of New York                                            $45,000,000
     BankBoston                                                      $35,000,000
     Fleet National Bank                                             $35,000,000
     Barclays Bank PLC                                               $30,000,000
     First American National Bank                                    $30,000,000
     Firstar Bank Milwaukee, N.A.                                    $30,000,000
     KeyBank National Association                                    $30,000,000

     NAME OF LENDER AND APPLICABLE LENDING OFFICE                     COMMITMENT
     ____________________________________________                     __________
     National City Bank                                              $30,000,000
     Royal Bank of Canada                                            $30,000,000
     State Street Bank and Trust Company                             $30,000,000
     SunTrust Bank, Atlanta                                          $30,000,000
     The Northern Trust Company                                      $30,000,000
     UMB Bank, N.A.                                                  $30,000,000
     Bank of Hawaii                                                  $20,000,000
     Hibernia National Bank                                          $20,000,000
     First Security Bank, N.A.                                       $15,000,000
     US Bank, N.A.                                                   $10,000,000
     TOTAL                                                        $1,500,000,000

                                                                      EXHIBIT A


                                                             October [  ], 1999

     Each of the lenders referred to below


     Re:     Amended and Restated 364-Day Revolving Credit Agreement of
             J. C. Penney Company, Inc. and J. C. Penney Funding Corporation


     Ladies and Gentlemen:

               As the General Counsel of J. C. Penney Company, Inc., a Delaware corporation ("JCPenney"), and of J. C. Penney Funding Corporation, a Delaware corporation ("Funding" and, together with JCPenney, "Borrowers"), I have been asked to render an opinion pursuant to Section 11(b) of the Amended and Restated 364-Day Revolving Credit Agreement dated as of October [ ], 1999, among the Borrowers, The Chase Manhattan Bank, as Administrative Agent (the "Agent"), the lenders listed on the signature pages thereof (the "Lenders"), Salomon Smith Barney Inc., as Syndication Agent (the "Syndication Agent"), and Bank of America and Credit Suisse First Boston, as Co-Documentation Agents (the "Co-Documentation Agents") (the "Amendment and Restatement") which amends and restates the 364-Day Revolving Credit Agreement dated as of December 16, 1993, as amended and restated with new Lenders as of December 7, 1994, as amended with new Lenders as of December 6, 1995, as amended and restated as of December 3, 1996, as amended and restated as of November 21, 1997, and as amended and restated with new Lenders as of November 20, 1998 (such Credit Agreement, as amended and restated by the Amendment and Restatement, the "Credit Agreement").

               In rendering the opinion set forth below, I have examined originals, photostatic, or certified copies of the Credit Agreement, the respective corporate records and documents of the Borrowers, copies of public documents, certificates of the officers or representatives of the Borrowers, and such other instruments and documents, and have made such inquiries, as I have deemed necessary as a basis for such opinion. In making such examinations, I have assumed the genuineness of all signatures (other than the signatures of the Borrowers) and the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of the originals of such latter documents. As to questions of fact material to such opinion, to the extent I deemed necessary, I have relied upon the representations and warranties of the Borrowers made in the Credit Agreement and upon certificates of the officers of the Borrowers. Capitalized terms not otherwise defined in this opinion letter have the meanings specified in the Credit Agreement.

               Based upon the foregoing, I am of the opinion that:

               1. Each of the Borrowers has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where the failure to so qualify would have a Material Adverse Effect. Each of the Borrowers has the requisite corporate power and authority to own, pledge, and operate its properties and assets, to lease the property it operates under lease, and to conduct its business as now conducted.

               2. The execution, delivery, and performance by the Borrowers of the Credit Agreement and the Borrowings by the Borrowers under the Credit Agreement (i) are within the corporate power of each of the Borrowers; (ii)have been duly authorized by each of the Borrowers by all necessary corporate action; (iii) are not in contravention of JCPenney's Restated Certificate of Incorporation, as amended, Funding's Certificate of Incorporation, as amended, or either of the Borrower's bylaws; (iv) to the best of my knowledge do not violate any material law, statute, rule, or regulation, or any material order of any Governmental Authority, applicable to either of the Borrowers; (v) do not conflict with or result in the breach of, or constitute a default under, the material borrowing indentures, agreements, or other instruments of either of the Borrowers;
     (vi) do not result in the creation or imposition of any Lien upon any of the property or assets of either of the Borrowers other than any Lien created by the Credit Agreement; and (vii) do not require the consent or approval of, or any filing with, any Governmental Authority or any other person party to those agreements described above other than those that have been obtained or made or where the failure to obtain such consent or approval would not result in a Material Adverse Effect.

               3. The Credit Agreement has been duly executed and delivered by each of the Borrowers and constitutes a legal, valid, and binding obligation of each such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               4. Neither Borrower is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "public-utility company" or a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               5.     To the best of my knowledge, except as set forth in
     Schedule 3.09 of the Credit Agreement, no litigation by or before any Governmental Authority is now pending or threatened against JCPenney or Funding (i) which involves the Credit Agreement or (ii) as to which there is a reasonable possibility of an adverse determination and which, if

                                                                               3
     adversely determined, would, individually or in the aggregate result in a Material Adverse Effect.

               6. The Support Agreements have been duly executed and delivered by JCPenney and, where applicable, Funding and, as of the date hereof, are in full force and effect in accordance with their terms.

               The opinions expressed herein are limited to the laws of the State of Delaware with respect to the opinions provided in paragraph 1 (except as to due qualification as a foreign corporation and good standing under the laws of other jurisdictions) and clauses (i), (ii), and (iii) of paragraph 2. The other opinions expressed are limited to the laws of the State of New York and the laws of the United States. I do not express any opinion herein concerning any laws of any other jurisdictions. This opinion is furnished to you in connection with the transactions contemplated by the Credit Agreement, and may not be relied upon by any other person, firm, or corporation for any purpose or by you in any other context without my prior written consent.


                                 Very truly yours,


                                 /s/ Charles R. Lotter

                                 Charles R. Lotter
                                 Executive Vice President,
                                 Secretary and General Counsel